EQ Advisors TrustSM

EQ/BlackRock Basic Value Equity Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

SUPPLEMENT DATED DECEMBER 31, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/BlackRock Basic Value Equity Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, and EQ/Global Equity Managed Volatility Portfolio.

Effective immediately, Carrie King of BlackRock Investment Management, LLC will no longer serve as a member of the team that is responsible for the securities selection, research, and trading for the EQ/BlackRock Basic Value Equity Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. All references to Carrie King in the Summary Prospectus, Prospectus and SAI are deleted in their entirety effective immediately.

Effective immediately, May Yu of Morgan Stanley Investment Management, Inc. will no longer serve as a member of the team that is responsible for the securities selection, research, and trading for a portion of the Active Allocated Portion of the EQ/Global Equity Managed Volatility Portfolio. All references to May Yu in the Summary Prospectus, Prospectus and SAI are deleted in their entirety effective immediately.